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                                                                               .
                                                                               .

                                                  (RIVERSOURCE INVESTMENTS LOGO)

                       PROSPECTUS SUPPLEMENT JULY 31, 2008

FUND                                                                   PROSPECTUS DATE     FORM #
Disciplined Asset Allocation Portfolios -- Conservative                  May 1, 2008    S-6521-99 A
Disciplined Asset Allocation Portfolios -- Moderately Conservative       May 1, 2008    S-6521-99 A
Disciplined Asset Allocation Portfolios -- Moderate                      May 1, 2008    S-6521-99 A
Disciplined Asset Allocation Portfolios -- Moderately Aggressive         May 1, 2008    S-6521-99 A
Disciplined Asset Allocation Portfolios -- Aggressive                    May 1, 2008    S-6521-99 A


The "Portfolio Manager(s)" subsection of the "Management" section of the prospectus is revised:

Effective immediately, Erol Sonderegger no longer serves as portfolio manager to the Fund.

Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS

PROSPECTUS MAY 1, 2008

Disciplined Asset Allocation Portfolios - Conservative
Disciplined Asset Allocation Portfolios - Moderately Conservative
Disciplined Asset Allocation Portfolios - Moderate
Disciplined Asset Allocation Portfolios - Moderately Aggressive
Disciplined Asset Allocation Portfolios - Aggressive

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may contain information on Funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

THE FUNDS...................................................   3P
Objectives..................................................   3p
Principal Investment Strategies.............................   3p
Principal Risks.............................................   5p
Past Performance............................................   8p
Management..................................................   8p
FEES AND EXPENSES...........................................  10P
OTHER INVESTMENT STRATEGIES AND RISKS.......................  11P
FUND MANAGEMENT AND COMPENSATION............................  12P
BUYING AND SELLING SHARES...................................  13P
Valuing Fund Shares.........................................  13p
Purchasing Shares...........................................  14p
Transferring/Selling Shares.................................  14p
Market Timing...............................................  14p
DISTRIBUTIONS AND TAXES.....................................  15P
APPENDIX A: UNDERLYING FUNDS -- INVESTMENT OBJECTIVES AND
  STRATEGIES................................................  16P
APPENDIX B: UNDERLYING FUNDS -- RISKS.......................  19P

RIVERSOURCE COMPLEX OF FUNDS

The RiverSource complex of funds includes funds branded "RiverSource Variable Portfolio," "RiverSource Partners Variable Portfolio," "Disciplined Asset Allocation" and "Threadneedle Variable Portfolio" (the "funds" or the "RiverSource Variable Portfolio Funds"). These funds have the same Board of Trustees, and the same policies and procedures including those set forth below under "Fund Management and Compensation," "Buying and Selling Shares," and "Distributions and Taxes." RiverSource Variable Portfolio Funds are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated insurance companies. The RiverSource complex of funds also include mutual funds available for direct investment. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

  2p   DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS

THE FUNDS

OBJECTIVES

The objective of each fund is a high level of total return that is consistent with an acceptable level of risk. The following paragraphs highlight the objectives and compare each fund's levels of risk and potential for return relative to one another.

    DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE (CONSERVATIVE) is designed for investors seeking a high level of total return that is consistent with a conservative level of risk. The Fund may be most appropriate for investors with a shorter term investment horizon.

    DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE (MODERATELY CONSERVATIVE) is designed for investors seeking a high level of total return that is consistent with a moderately conservative level of risk. The Fund may be most appropriate for investors with a short-to-intermediate term investment horizon.

    DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE (MODERATE) is designed for investors seeking a high level of total return that is consistent with a moderate level of risk. The Fund may be most appropriate for investors with an intermediate term investment horizon.

    DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE (MODERATELY AGGRESSIVE) is designed for investors seeking a high level of total return that is consistent with a moderately aggressive level of risk. The Fund may be most appropriate for investors with an intermediate-to-long term investment horizon.

    DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE (AGGRESSIVE) is designed for investors seeking a high level of total return that is consistent with an aggressive level of risk. The Fund may be most appropriate for investors with a longer term investment horizon.

Because any investment involves risk, there is no assurance a Fund's objective can be achieved. Only shareholders can change the Fund's objective.

Conservative, Moderately Conservative, Moderate, Moderately Aggressive and Aggressive are singularly and collectively, where the context requires, referred to as either "the Fund," "each Fund" or "the Funds." The RiverSource funds in which the Funds invest are referred to as the underlying funds. Investments referred to above are made through investments in underlying funds.

PLEASE REMEMBER THAT YOU MAY NOT BUY (NOR WILL YOU OWN) SHARES OF A FUND DIRECTLY. YOU INVEST BY BUYING A VARIABLE ANNUITY CONTRACT OR LIFE INSURANCE POLICY AND ALLOCATING YOUR PURCHASE PAYMENTS TO THE VARIABLE SUBACCOUNT OR VARIABLE ACCOUNT (THE SUBACCOUNTS) THAT INVESTS IN THE FUND.

PRINCIPAL INVESTMENT STRATEGIES
The Funds are intended for investors who have an objective of achieving a high level of total return, but prefer to have investment decisions managed by professional money managers. Each Fund is a "fund of funds" and seeks to achieve its objective by investing in a combination of underlying funds for which RiverSource Investments, LLC (RiverSource Investments or the investment manager) acts as investment manager or an affiliate acts as principal underwriter. RiverSource Investments is the investment manager for each of the Funds. By investing in several underlying funds, the Funds seek to minimize the risks inherent in investing in a single fund.

The investment management process for each Fund is similar: The investment manager will allocate each Fund's assets within and across different asset classes, potentially including an allocation to alternative investment strategies, in an effort to achieve the Fund's objective of providing a high level of total return that is consistent with an acceptable level of risk. Each Fund's asset allocation is expected to be different based on its different risk profile, as discussed under "Objectives." After the initial allocation, the Fund's asset will be reallocated monthly using quantitative techniques, with a qualitative review, that seek to maximize the level of total return, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure between asset classes, as set forth in Table 1, and within asset classes, as set forth in Table 2.

ASSET CLASS ALLOCATION. The investment manager will manage each Fund's overall asset class mix: fixed income, equity, cash, and alternative investments. The target allocation range constraints set forth in Table 1 are intended to promote diversification between the asset classes, and are incorporated into the broader allocation process discussed above, in an effort to achieve the Fund's objective of providing a high level of total return that is consistent with an acceptable level of risk.

            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS    3p

                      TABLE 1. ASSET CLASS RANGES BY FUND

                                                                             ASSET CLASS
                                                     (TARGET ALLOCATION RANGE -- UNDER NORMAL MARKET CONDITIONS)*
---------------------------------------------------------------------------------------------------------------------------------
FUND                                         EQUITY       FIXED INCOME        CASH        ALTERNATIVE INVESTMENT STRATEGY
 Conservative                                 0-40%          20-99%           0-40%                    0-20%
 Moderately Conservative                     15-55%          15-85%           0-30%                    0-20%
 Moderate                                    30-70%          10-70%           0-20%                    0-20%
 Moderately Aggressive                       45-85%           5-55%           0-20%                    0-20%
 Aggressive                                  60-99%           0-40%           0-20%                    0-20%

  * Market appreciation or depreciation may cause each Fund to be temporarily outside the ranges identified in the table. The investment manager may modify the target allocation ranges only upon approval of the Fund's Board of Trustees.

INVESTMENT CATEGORY ALLOCATION. Within the equity and fixed income asset classes, the quantitative model establishes allocations for the Funds, seeking to achieve each Fund's objective by investing in defined investment categories. Fixed income investment categories include: treasury inflation protected securities (TIPS), U.S. investment grade bonds, high yield bonds, international bonds and emerging markets bonds. The investment manager also may allocate assets to money market (cash) or alternative investment strategy funds. Equity investment categories include: U.S. large cap value/equities, U.S. small and mid cap equities and international equities. The target allocation range constraints set forth in Table 2 are intended to promote diversification within the asset classes. The quantitative model takes into account factors such as style, sector, market capitalization, geographic location, credit quality, interest rate risk, and yield potential. Proposed allocation shifts are reviewed and approved by the investment manager as part of its qualitative review as necessary.

  4p   DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS

                  TABLE 2. INVESTMENT CATEGORY RANGES BY FUND

 ASSET CLASS
(TARGET RANGES
 SET FORTH IN
   TABLE 1)     INVESTMENT CATEGORY   ELIGIBLE UNDERLYING FUND*
 EQUITY         U.S. Large Cap        RiverSource Disciplined Equity
                Value/ Equities       Fund
                                      RiverSource Disciplined Large
                                      Cap Growth Fund
                                      RiverSource Disciplined Large
                                      Cap Value Fund
                U.S. Small/Mid Cap    RiverSource Disciplined Small
                Equities              and Mid Cap Equity Fund
                International         RiverSource Disciplined
                Equities              International Equity Fund
 FIXED INCOME   TIPS                  RiverSource Inflation
                                      Protected Securities Fund
                U.S. Investment       RiverSource Diversified Bond
                Grade Bonds           Fund
                High Yield Bonds      RiverSource High Yield Bond
                                      Fund
                International Bonds   RiverSource Global Bond Fund
                Emerging Markets      RiverSource Emerging Markets
                Bonds                 Bond Fund
 CASH           Cash                  RiverSource Cash Management
                                      Fund
 ALTERNATIVE                          RiverSource Absolute Return
 INVESTMENT                           Currency and Income Fund
 STRATEGIES

 ASSET CLASS                 DISCIPLINED ASSET ALLOCATION PORTFOLIOS
(TARGET RANGES    (TARGET ALLOCATION RANGE -- UNDER NORMAL MARKET CONDITIONS)**
 SET FORTH IN                 MODERATELY                 MODERATELY
   TABLE 1)     CONSERVATIVE  CONSERVATIVE  MODERATE     AGGRESSIVE   AGGRESSIVE
 EQUITY         0-30%         0-40%         0-50%        0-54%        0-54%
                0-30%         0-40%         0-50%        0-54%        0-54%
                0-30%         0-40%         0-50%        0-54%        0-54%
                0-22%         0-24%         0-25%        0-27%        0-28%
                0-30%         0-40%         0-50%        0-54%        0-54%
 FIXED INCOME   0-27%         0-26%         0-24%        0-23%        0-22%
                0-54%         0-54%         0-50%        0-41%        0-32%
                0-27%         0-26%         0-24%        0-23%        0-22%
                0-27%         0-26%         0-24%        0-23%        0-22%
                0-27%         0-26%         0-24%        0-23%        0-22%
 CASH           0-40%         0-30%         0-20%        0-20%        0-20%
 ALTERNATIVE    0-20%         0-20%         0-20%        0-20%        0-20%
 INVESTMENT
 STRATEGIES

  * A summary of the principal investment strategies of each eligible underlying fund is set forth in Appendix A. A description of the principal risks associated with these underlying funds is included in Appendix B. Additional information regarding the underlying funds may be found in the SAI. Additional underlying funds may be added in the future either in addition to, or to replace, current underlying funds in an investment category.
 ** Market appreciation or depreciation may cause each Fund to be temporarily outside the ranges identified in the table. The investment manager may modify the target allocation ranges only upon approval of the Fund's Board of Trustees.

RiverSource Investments may modify the underlying fund allocations within ranges or, subject to approval of the Fund's Board of Trustees (Board), may modify the range of asset class allocations.

A Fund may sell underlying funds in order to accommodate redemptions of the Fund's shares, to change the percentage of its assets invested in certain underlying funds in response to economic or market conditions, and to maintain or modify the proportion of its assets among the various asset classes. RiverSource Investments seeks to minimize the impact of the Funds' purchases and redemptions of shares of the underlying funds by implementing them over a reasonable timeframe. In addition, because RiverSource Investments earns different fees from the underlying funds, in determining the allocation of the assets of the Funds among the underlying funds, RiverSource Investments may have an economic conflict of interest. RiverSource Investments will report to each Fund's Board on the steps it has taken to manage any potential conflicts.

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Funds include specific risks relating to the investment in the Funds based on their investment processes, and certain general risks based on their "funds of funds" structure. These are identified below.

    ACTIVE MANAGEMENT RISK. Although the Funds are managed based primarily on quantitative methods, the investment manager provides a qualitative review of the quantitative output. Therefore, each Fund's performance will reflect in part the ability of

            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS    5p
    the investment manager to make active, qualitative decisions, including allocation decisions that are suited to achieving the Fund's investment objectives.

    UNDERLYING FUND SELECTION RISK. The risk that the investment manager's evaluations regarding asset class or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

    QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that the methodology will enable the Fund to achieve its objective.

RISKS OF UNDERLYING FUNDS IN WHICH THE FUNDS INVEST. By investing in many underlying funds, the Funds have exposure to the risks of many different areas of the market. Additionally, because each Fund is structured with a different risk/return profile, the risks set forth below are typically greater for Moderate relative to Conservative, and greater still for Aggressive relative to both Moderate and Conservative. For example, if you invest in Aggressive, you will typically have greater exposure to the risks set forth below. A description of the more common risks to which the underlying funds (and thus, the Funds) would be subjected are identified below. A more complete list of principal risks associated with direct investment in the underlying funds is set forth in Appendix B. Additional risks of the underlying funds are set forth in the SAI.

    ACTIVE MANAGEMENT RISK. Each underlying fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying fund's investment objectives. Due to their active management, the underlying funds could underperform other mutual funds with similar investment objectives.

    COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The underlying fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The underlying fund may obtain only limited recovery or may obtain no recovery in such circumstances. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

    CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt instrument will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the underlying fund can act on the collateral securing the loan, which may adversely affect the underlying fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the underlying fund's performance. If the underlying fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the underlying fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the underlying fund to sell the loan at a price approximating the value previously placed on it.

    DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the underlying fund. Derivative instruments in which the underlying fund invests will typically increase the fund's exposure to principal risks to which it is otherwise exposed, and may expose the fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position,

  6p   DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS
    which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the underlying fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

    FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk: Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

    Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever an underlying fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

    Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

    Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

    DIVERSIFICATION RISK. Although the Funds are each diversified funds, certain underlying funds are non-diversified funds. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment may therefore have a greater effect on the underlying fund's performance, non-diversified underlying funds may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

    GEOGRAPHIC CONCENTRATION RISK. Certain underlying funds may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the underlying fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, certain underlying funds may be more volatile than a more geographically diversified fund.

    INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities may generate no income at all.

    INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

    ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

    MARKET RISK. The market value of securities and currencies may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities and currencies may fluctuate, sometimes rapidly and unpredictably.

    PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the underlying fund. Conversely, as interest rates rise, the likelihood of prepayment

            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS    7p
    decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the underlying fund's investments are locked in at a lower rate for a longer period of time.

    QUANTITATIVE MODEL RISK. Certain underlying funds employ quantitative methods that may result in performance different from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. There can be no assurance that the methodology will enable these underlying funds to achieve their objectives.

    SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances, the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE
Each Fund is new as of the date of this prospectus and therefore performance information is not available.

When available, Conservative intends to compare its performance to the Lehman Brothers Aggregate Bond Index and a Blended Index, consisting of 74% Lehman Brothers Aggregate Bond Index, 14% Russell 3000 Index, 6% Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, and 6% Citigroup 3-month U.S. Treasury Bill Index.

When available, Moderately Conservative intends to compare its performance to the Lehman Brothers Aggregate Bond Index and a Blended Index, consisting of 60% Lehman Brothers Aggregate Bond Index, 25% Russell 3000 Index, 10% MSCI EAFE Index, and 5% Citigroup 3-month U.S. Treasury Bill Index.

When available, Moderate intends to compare its performance to the Lehman Brothers Aggregate Bond Index and a Blended Index, consisting of 46% Lehman Brothers Aggregate Bond Index, 35% Russell 3000 Index, 15% MSCI EAFE Index, and 4% Citigroup 3-month U.S. Treasury Bill Index.

When available, Moderately Aggressive intends to compare its performance to the Russell 2000(R) Index and a Blended Index, consisting of 45% Russell 2000 Index, 32% Lehman Brothers Aggregate Bond Index, 20% MSCI EAFE Index, and 3% Citigroup 3-month U.S. Treasury Bill Index.

When available, Aggressive intends to compare its performance to the Russell 3000(R) Index and a Blended Index, consisting of 56% Russell 3000 Index, 24% MSCI EAFE Index, 18% Lehman Brothers Aggregate Bond Index and 2% Citigroup 3-month U.S. Treasury Bill Index.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The indices reflect reinvestment of all distributions and changes in market prices.

MANAGEMENT
Portfolio Manager(s). Dimitris J. Bertsimas leads the team that determines each Fund's investment allocation in the various asset classes and investment categories. Tao Qiu supports the determination of allocations among the equity investment categories. Colin J. Lundgren and Erol Sonderegger support the determination of allocations among the fixed and cash investment categories.

Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

- Managed the Fund since 2008.

- Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.

- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

  8p   DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS

- Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

- MS and Ph.D., MIT.

Tao Qiu, CFA, Portfolio Manager

- Managed the Fund since 2008.

- Joined RiverSource Investments in 2004.

- Began investment career in 2001.

- B.S., MIT.

Colin J. Lundgren, CFA, Portfolio Manager

- Managed the Fund since 2008.

- Vice President, Institutional Fixed Income.

- Joined RiverSource Investments in 1986.

- Began investment career in 1989.

- BA, Lake Forest College.

Erol Sonderegger, CFA, Portfolio Manager

- Managed the Fund since 2008.

- Employed by RiverSource Investments from 1999 to 2001 as a manager for the Fixed Income Support Team and from 2003 to 2005 as a quantitative analyst.

- Investment Analyst, Minnesota State Board of Investment, 2001 to 2003.

- Began investment career in 1995.

- BBA, International Business, George Washington University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Funds.

            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS    9p

FEES AND EXPENSES

Because the Funds are the underlying investment vehicle for an annuity contract or life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract or life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your contract or policy are described in the annuity contract or life insurance policy prospectus.

The summary below describes the Fund fees and expenses that you would pay if you buy a variable annuity or life insurance policy and allocate your purchase payments to subaccounts or premiums that invest in the Fund. By investing in a Fund, you will incur not only the expenses of the Fund, but also a proportionate share of the expenses of the underlying fund held by the Fund. Each Fund invests in Class I shares of the underlying funds, which are not subject to distribution fees. Class I shares are available to certain institutional investors.

This summary does not reflect any fees or sales charges imposed by your annuity contract or life insurance policy, which are disclosed in your separate variable annuity or life insurance contract prospectus. If the additional fees or sales charges imposed by your variable annuity contract or life insurance policy were reflected, it would increase overall expenses.

ANNUAL FUND OPERATING EXPENSES
 AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                                                                                   ESTIMATED
                                                                                                                   ACQUIRED
                                                                     TOTAL                            TOTAL          FUND
                                                                    ANNUAL                            ANNUAL       (UNDERLYING
                                                                     FUND       FEE WAIVER/          (NET) FUND    FUND) FEES AND
                       MANAGEMENT   DISTRIBUTION       OTHER        OPERATING     EXPENSE            OPERATING     FEES AND
                        FEES        (12b-1) FEES(a)   EXPENSES(b)   EXPENSES    REIMBURSEMENT        EXPENSES(c)   EXPENSES(d)(e)
 Conservative            0.00%           0.25%           0.30%        0.55%           0.14%             0.41%          0.64%
 Moderately
 Conservative            0.00%           0.25%           0.30%        0.55%           0.14%             0.41%          0.67%
 Moderate                0.00%           0.25%           0.30%        0.55%           0.14%             0.41%          0.70%
 Moderately
 Aggressive              0.00%           0.25%           0.30%        0.55%           0.14%             0.41%          0.73%
 Aggressive              0.00%           0.25%           0.30%        0.55%           0.14%             0.41%          0.76%


                       TOTAL FUND
                           AND
                       ACQUIRED FUND
                       (UNDERLYING FUND)
                        FEES AND
                       EXPENSES(e)
 Conservative                1.05%
 Moderately
 Conservative                1.08%
 Moderate                    1.11%
 Moderately
 Aggressive                  1.14%
 Aggressive                  1.17%

(a) The Funds have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Funds pay RiverSource Distributors, Inc. an annual fee of up to 0.25% of average daily net assets as payment for distributing their shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of distribution or servicing charges.
(b) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and are based on estimated amounts for the current fiscal year.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not reimbursed by the Fund. There is no assurance that the investment manager and its affiliates will continue to waive fees and absorb expenses at the current level after the contractual period has expired. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.41% for Conservative, 0.41% for Moderately Conservative, 0.41% for Moderate, 0.41% for Moderately Aggressive and 0.41% for Aggressive.
(d) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Fund's estimated indirect expense from investing in the underlying funds, based on its expected allocations to the acquired funds, is as shown.
(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Estimated acquired fund (underlying fund) fees and expenses," is 0.66% for Conservative, 0.69% for Moderately Conservative, 0.71% for Moderate, 0.74% for Moderately Aggressive and 0.76% for Aggressive. The "Total fund and acquired fund (underlying fund) fees and expenses is 1.07% for Conservative, 1.10% for Moderately Conservative, 1.12% for Moderate, 1.15% for Moderately Aggressive and 1.17% for Aggressive.

EXAMPLE
THIS EXAMPLE ASSUMES THAT YOU INVEST $10,000 TO A SUBACCOUNT THAT INVESTS IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR UNITS AT THE END OF THOSE PERIODS. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS (BASED ON ESTIMATED FUND AND UNDERLYING FUND EXPENSES) WOULD BE:

FUND                                                           1 YEAR    3 YEARS
 Conservative                                                   $107      $364
 Moderately Conservative                                        $110      $374
 Moderate                                                       $113      $383
 Moderately Aggressive                                          $116      $392
 Aggressive                                                     $119      $402

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

  10p   DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS

Affiliated Funds-of-Funds. A Fund may sell underlying funds in order to accommodate redemptions of the Fund's shares, to change the percentage of its assets invested in certain underlying funds in response to economic or market conditions, and to maintain or modify the proportion of its assets among the various asset classes or investment categories. The investment manager seeks to minimize the impact of the Funds' purchases and redemptions of shares of the underlying funds. This may result in a delay to an investment allocation decision, past the ideal time that the investment manager identified to implement the allocation. In addition, because the investment manager earns different fees from the underlying funds, in determining the allocation among the underlying funds, the investment manager may have an economic conflict of interest.

Other Investment Strategies. In addition to the principal investment strategies previously described, each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Each Fund may invest in government securities and short-term paper. Each Fund may invest in underlying funds that fall outside of the targeted asset classes in order to increase diversification and reduce risk. For more information on strategies and holdings, and the risks of such strategies, see Appendix A, Appendix B as well as the Fund's SAI.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

Securities Transaction Commissions. To the extent a Fund purchases securities other than shares of underlying funds, securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities in pursuit of a Fund's objective. A description of the policies governing securities transactions and the dollar value of brokerage commissions paid by the Fund and underlying funds are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions do not include implied commissions or mark-ups (implied commissions) for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains when distributed. To the extent a Fund purchases securities other than shares of underlying funds, any active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a Fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, will be shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS    11p

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER
RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund does not pay RiverSource Investments a direct management fee for managing its assets. Under the Investment Management Services Agreement (Agreement), however, the Fund pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement will be available in the Fund's annual or semiannual shareholder report.

ADDITIONAL SERVICES AND COMPENSATION
RiverSource Investments and its affiliates receive compensation for providing services to the Funds.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource Variable Portfolio Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services for the RiverSource Variable Portfolio Funds. In addition, Ameriprise Trust Company is paid for certain transaction fees and out of pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or RiverSource Distributors), provides underwriting and distribution services to the RiverSource Variable Portfolio Funds. Under the Distribution Agreement and related distribution plan(s), the distributor receives distribution and servicing fees. The distributor uses these fees to either pay financial advisors and/or to support its distribution and servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource Funds. The RiverSource Variable Portfolio Funds pay the transfer agent a fee as set forth in the SAI and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to the distributor or other intermediaries that provide sub-transfer agent and other services to Fund shareholders and contract owners.

The SAI provides additional information about the services provided for the agreements set forth above.

PAYMENTS TO RIVERSOURCE LIFE INSURANCE COMPANY AND RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
The RiverSource Variable Portfolio Funds will be sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). Within Ameriprise Financial, Inc., (Ameriprise Financial) the Companies are allocated resources, including revenue earned by RiverSource Investments and its affiliates for providing investment management and other services to the Funds, as a result of including these Funds in the products. These allocations may be significant. In addition, employees of Ameriprise Financial and its affiliates, including employees of the Companies, may be separately incented to include the Fund in the product, as employee compensation and business unit operating goals at all levels are tied to the company's success. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. The amount of payment from an unaffiliated fund or allocation from affiliates resources varies, and may be significant. The amount of the payment or allocation the Companies receive from a Fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management,

  12p   DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS
sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Fund. These arrangements are sometimes are referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

POTENTIAL CONFLICTS OF INTEREST
Shares of the Fund may serve as the underlying investments for both variable annuity and variable life insurance contracts of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Funds currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company's separate accounts might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

ADDITIONAL MANAGEMENT INFORMATION
Manager of Manager Exemption. The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

Affiliated Products. RiverSource Investments seeks to minimize the impact of the Fund's purchases and redemptions of shares of the underlying funds by implementing them over a reasonable time frame. In addition, because RiverSource Investments earns different fees from the underlying funds, in determining the allocation of the fund's assets among underlying funds, RiverSource Investments may have an economic conflict of interest. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

Cash Reserves. A Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses. However, Short-Term Cash Fund is expected to operate at a very low expense ratio. A Fund will invest in Short-Term Cash Fund only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

BUYING AND SELLING SHARES

VALUING FUND SHARES
The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of a Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The assets of the fund will consist primarily of shares of the underlying funds, which are valued at their NAVs. The underlying funds' securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations

           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS    13p
and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by an underlying fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the underlying fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The underlying funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of an underlying fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the underlying fund's shares may change on days when shareholders will not be able to purchase or sell the underlying fund's shares.

PURCHASING SHARES
You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity contract or life insurance policy prospectus.

TRANSFERRING/SELLING SHARES
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the subaccount and your contract are described in your annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your annuity contract or life insurance policy prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

MARKET TIMING
Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a Fund's performance by preventing the investment manager from fully investing the assets of the Fund, diluting the value of shares held by long-term shareholders, or increasing the Fund's transaction costs. The assets of the Fund consist primarily of shares of the underlying funds. The underlying funds more susceptible to the risks of market timing. Underlying funds that invest in securities that trade on overseas securities markets may be vulnerable to market timers who seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. Markets, which is generally the time at which a Fund's NAV is calculated. To the extent that an underlying Fund has significant holdings of small cap stocks, foreign securities, floating rate loans or high yield bonds, the risks of market timing may be greater for the Fund than for other Funds. See Appendix A for a list of underlying Funds' investment strategies. See "Valuing Fund Shares" for a discussion of the RiverSource Funds' policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing. The RiverSource Funds' Board has adopted a policy that is designed to detect and deter market timing that may be harmful to the funds. Each Fund seeks to enforce this policy through its service providers as follows:

- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including

  14p   DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS
  purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

The Fund is offered only through variable annuity contracts and life insurance policies, and shares of the Fund are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder's Fund trades in the subaccounts on an omnibus basis, the Funds' Board has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.

Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures.

The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.

DISTRIBUTIONS AND TAXES

The Funds will be treated as partnerships for federal income tax purposes, and do not expect to make regular distributions to shareholders.

REINVESTMENT
Since all distributions by the Funds are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES
Each Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.

           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS    15p

APPENDIX A
 UNDERLYING FUNDS -- INVESTMENT OBJECTIVES AND STRATEGIES
The following is a brief description of the investment objectives and strategies of the underlying funds. RiverSource Investments may add new underlying funds for investment or change underlying funds without the approval of shareholders. Additional information regarding the underlying funds is available in the applicable fund's prospectus and statement of additional information. This prospectus is not an offer for any of the underlying funds.

UNDERLYING FUNDS              INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS
RiverSource Disciplined       The Fund seeks to provide shareholders with long-term
Equity Fund                   capital growth. Under normal market conditions, at least 80%
                              of the Fund's net assets are invested in equity securities of companies listed on U.S. exchanges with market
                              capitalizations greater than $5 billion at the time of
                              purchase.
------------------------------------------------------------------------------------------
RiverSource Disciplined       The Fund seeks to provide shareholders with long-term
International Equity Fund     capital growth. Under normal market conditions, at least 80%
                              of the Fund's assets will be invested in equity securities of foreign issuers or in instruments that provide exposure to foreign equity markets. The Fund may invest in securities of or instruments that provide exposure to both developed
                              and emerging markets issuers.
------------------------------------------------------------------------------------------
RiverSource Disciplined       The Fund seeks to provide shareholders with long-term
Large Cap Growth Fund         capital growth. Under normal market conditions, at least 80%
                              of the Fund's net assets are invested in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that fall within the
                              capitalization range of companies in the Russell 1000 Growth
                              Index at the time of purchase.
------------------------------------------------------------------------------------------
RiverSource Disciplined       The Fund seeks to provide shareholders with long-term
Small and Mid Cap Equity      capital growth. Under normal market conditions, at least 80%
Fund                          of the Fund's net assets are invested in equity securities of companies with market capitalizations of up to $5 billion or that fall within the range of companies that comprise the
                              Russell 2500(TM) Index (the Index) at the time of
                              investment. The market capitalization range and composition of the Index is subject to change. Up to 25% of the Fund's net assets may be invested in foreign investments.
------------------------------------------------------------------------------------------
RiverSource Disciplined       The Fund seeks to provide shareholders with long-term
Large Cap Value Fund          capital growth. Under normal market conditions, at least 80%
                              of the Fund's net assets will be invested in equity
                              securities of companies with market capitalization of over
                              $5 billion at the time of purchase or that are within the
                              capitalization range of companies in the Russell 1000(R)
                              Value Index at the time of purchase.
------------------------------------------------------------------------------------------
FIXED INCOME FUNDS

RiverSource Diversified Bond  The Fund seeks to provide shareholders with a high level of
Fund                          current income while conserving the value of the investment for the longest period of time.
                              Under normal market conditions, the Fund invests at least
                              80% of it net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in
                              securities like those included in the Lehman Brothers
                              Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-quality (junk)
                              bonds. Up to 25% of the Fund's net assets may be invested in foreign investments, which may include investments in
                              emerging markets.
------------------------------------------------------------------------------------------

  16p   DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS

UNDERLYING FUNDS              INVESTMENT OBJECTIVES AND STRATEGIES
RiverSource Emerging Markets  The Fund seeks to provide shareholders with high total
Bond Fund                     return through current income and, secondarily, through
                              capital appreciation. The Fund is a non-diversified fund
                              that invests primarily in fixed income securities of
                              emerging markets issuers. Emerging markets include any
                              country determined to have an emerging market economy.
                              Emerging markets include any country that is not defined by the World Bank as a High Income OECD country. The OECD
                              (Organization for Economic Co-operation and Development) is a group of 30 member countries sharing a commitment to
                              democratic government and the market economy. Under normal market conditions, at least 80% of the Fund's net assets
                              will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50%
                              or more of their total revenues from goods or services
                              produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be
                              denominated in either non-U.S. currencies or the U.S.
                              dollar. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and
                              corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign government issuer. Emerging market fixed income securities are generally rated in the lower rating categories of
                              recognized rating agencies or considered by the investment manager to be of comparable quality. These lower quality
                              fixed income securities are often called "junk bonds." The
                              Fund may invest up to 100% of its assets in these lower
                              rated securities.
------------------------------------------------------------------------------------------
RiverSource Global Bond Fund  The Fund seeks to provide shareholders with high total return through income and growth of capital. The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be
                              invested in investment-grade corporate or government debt
                              obligations, including money market instruments, of issuers located in at least three different countries. Although the
                              Fund emphasizes high and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher
                              dividends and/or capital appreciation by buying below
                              investment-grade bonds (junk bonds).
------------------------------------------------------------------------------------------
RiverSource High Yield Bond   The Fund seeks to provide shareholders with high current
Fund                          income as its primary objective and, as its secondary
                              objective, capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in
                              high-yield debt instruments (commonly referred to as
                              "junk"). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating
                              organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund may be invested in high yield debt instruments of foreign issuers.
                              Corporate debt securities in which the Fund invests are
                              typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank
                              loans (which may commonly be referred to as "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float"
                              periodically (normally on a daily, monthly, quarterly or
                              semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium).
                              Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that
                              holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.
------------------------------------------------------------------------------------------

           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS    17p

UNDERLYING FUNDS              INVESTMENT OBJECTIVES AND STRATEGIES
RiverSource Inflation         The Fund seeks to provide shareholders with total return
Protected Securities Fund     that exceeds the rate of inflation over the long-term. The
                              Fund is a non-diversified fund that, under normal market
                              conditions, invests at least 80% of its net assets in
                              inflation-protected debt securities. These securities
                              include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or
                              instrumentalities, and corporations. The Fund currently
                              intends to focus on inflation-protected debt securities
                              issued by the U.S. Treasury. The Fund invests only in
                              securities rated investment grade. Inflation-protected
                              securities are designed to protect the future purchasing
                              power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is
                              adjusted to track changes in an official inflation measure.
                              For example, the U.S. Treasury uses the Consumer Price Index for Urban Consumers (nonseasonally adjusted) as the
                              inflation measure.
------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
RiverSource Cash Management   The Fund seeks to provide shareholders with maximum current
Fund                          income consistent with liquidity and stability of principal.
                              The Fund's assets primarily are invested in money market
                              instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances, letters of
                              credit, and commercial paper, including asset-backed
                              commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S.
                              banks, U.S. branches of foreign banks and U.S. government
                              securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign
                              investments.
------------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENT
  STRATEGIES
RiverSource Absolute Return   The Fund seeks to provide shareholders with positive
Currency and Income Fund      absolute return. The Fund is a non- diversified fund that, under normal market conditions, will invest at least 80% of its net assets (including any borrowings for investment
                              purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an
                              affiliated money market fund) and forward foreign currency contracts. It is expected that the gross notional value of the Fund's forward foreign currency contracts will be
                              equivalent to at least 80% of the Fund's net assets.
------------------------------------------------------------------------------------------

  18p   DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS

APPENDIX B
 UNDERLYING FUNDS -- RISKS
The following is a brief description of principal risks associated with the underlying funds in which the Funds invest. Additional information regarding the principal risks for the underlying funds is available in the applicable underlying fund's prospectus and Statement of Additional Information. This prospectus is not an offer for any of the underlying funds.

ACTIVE MANAGEMENT RISK. The underlying funds are actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying funds' investment objectives. Due to its active management, the underlying funds could underperform other mutual funds with similar investment objectives.

COUNTERPARTY RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND). Counterparty risk is the risk that a counterparty to a financial instrument entered into by the underlying fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The underlying fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The underlying fund may obtain only limited recovery or may obtain no recovery in such circumstances. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

CONCENTRATION RISK (CASH MANAGEMENT FUND). Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if an underlying fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt security will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the underlying fund can act on the collateral securing the loan, which may adversely affect the underlying fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the underlying fund's performance. If the underlying fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the underlying fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the underlying fund to sell the loans at prices approximating the value previously placed on them.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the underlying fund. Derivative instruments in which the underlying fund invests will typically increase the fund's exposure to principal risks to which it is otherwise exposed, and may expose the fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the underlying fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

DIVERSIFICATION RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND, EMERGING MARKETS BOND FUND, GLOBAL BOND FUND AND INFLATION PROTECTED SECURITIES FUND). A non-diversified fund may invest more of its assets in fewer issuers than if it were a

           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS    19p
diversified fund. Because each investment has a greater effect on the underlying fund's performance, the underlying fund may be more exposed to risk of loss and volatility then a fund that invests more broadly.

FOREIGN CURRENCY RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND). The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk. Exposure to foreign currencies creates exposure to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK (EMERGING MARKETS BOND FUND AND ABSOLUTE RETURN CURRENCY AND INCOME FUND). The underlying fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the underlying fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the underlying fund may be more volatile than a more geographically diversified fund.

INFLATION RISK. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

INFLATION PROTECTED SECURITIES RISK (INFLATION PROTECTED SECURITIES FUND). Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the underlying fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of underlying fund's distributions that comes from inflation adjustments.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed income securities in the underlying fund's portfolio: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the underlying fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

  20p   DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The underlying funds may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the underlying fund may be impaired in the event that the underlying fund needs to liquidate such loans. Other debt securities in which the underlying fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the underlying fund's performance.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the underlying fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the underlying funds. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the underlying funds' investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK (DISCIPLINED EQUITY FUND, DISCIPLINED INTERNATIONAL EQUITY FUND, DISCIPLINED LARGE CAP GROWTH FUND, DISCIPLINED LARGE CAP VALUE FUND, DISCIPLINED SMALL AND MID CAP EQUITY FUND AND ABSOLUTE RETURN CURRENCY AND INCOME FUND). Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in the quantitative analytical framework, the weight placed on each factor, and changing sources of market returns, among others. There can be no assurance that the methodology will enable the underlying fund to achieve its objective.

REINVESTMENT RISK (CASH MANAGEMENT FUND). The risk that the Fund will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK (EMERGING MARKETS BOND FUND AND GLOBAL BOND FUND). Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK (DISCIPLINED SMALL AND MID CAP EQUITY FUND). Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND). As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 PROSPECTUS    21p

RIVERSOURCE VARIABLE PORTFOLIO FUNDS

734 Ameriprise Financial Center

Minneapolis, MN 55474

Additional information about the Funds and their investments is available in the Funds' SAI. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI or to request other information about the Funds or to make a shareholder inquiry, contact your financial advisor, investment professional or RiverSource Variable Portfolio Funds at (888) 791-3380 or through the address listed above.

Shares of the Funds are offered generally only to insurance company separate accounts to serve as the investment vehicles for variable annuity contracts and for variable life insurance policies, they are not offered to the public. Because of this, the Funds' offering documents and shareholder reports are not available on our public website at riversource.com/funds.

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E.,Washington, D.C. 20549-0102.

Investment Company Act File #s: 811-22127

S-6521-99 A (5/08)